Income Taxes and Tax Receivable Agreement - Schedule of Company's Deferred Income Tax Assets and Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Deferred Tax Assets, Net [Abstract]
Other	$ 740	$ 0
Gross deferred tax assets	740	0
Valuation allowance	0	0
Total deferred tax assets	740	0
Deferred Tax Liabilities, Net [Abstract]
Fixed assets	(1,311)	0
Intangible assets	(4,215)	0
Other	(553)	0
Total deferred tax liabilities	(6,079)	0
Total deferred tax assets/(liabilities)	$ (5,339)	$ 0